Brown Advisory Multi-Strategy Fund Class/Ticker: Institutional Shares / BAFRX Investor Shares / (Not Available for Sale) Advisor Shares / (Not Available for Sale)

Summary Prospectus
October 31, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brownadvisoryfunds.com/documents.html. You may also obtain this information at no cost by calling 800-540-6807. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brown Advisory Multi-Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation and current income.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses(1)	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses(2)	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses	1.80%	1.95%	2.20%
(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)
“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds, and they are based on estimated amounts for the current fiscal year.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$183	$566
Investor Shares	$198	$612
Advisor Shares	$223	$688

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal year as of the date of this Prospectus.

Principal Investment Strategies

The Brown Advisory Multi-Strategy Fund is a “fund of funds,” meaning that under normal conditions, the Fund seeks to achieve its investment objective by investing primarily in other Brown Advisory Funds and unaffiliated investment companies, including exchange-traded funds (“ETFs”) (the “Underlying Funds”), in accordance with its target portfolio allocation.  Different Underlying Funds in which the Fund invests may invest their assets in different segments of the equity or fixed income markets in accordance with their own investment objectives and policies.  The Fund seeks to achieve its investment objective by normally investing: (1) approximately 60% (within a range of 50% to 70%) of its assets in Underlying Funds that invest in equity securities; and (2) approximately 40% (within a range of 30% to 50%) of its assets in Underlying Funds that invest in fixed income securities and cash and cash equivalents.  This target allocation is designed to provide Fund investors with opportunities for capital appreciation associated with investing in equities, as well as income opportunities associated with investing in fixed income securities.

Within the equity allocation, the Underlying Funds may invest in U.S. and international (including emerging markets) stocks, small-cap, mid-cap, and large-cap stocks, and growth and value stocks.  Within the fixed income allocation, the Underlying Funds may invest in short- and long-term bonds, high-yield securities (“junk bonds”), municipal bonds, and mortgage- and asset-backed securities.  The Fund will generally invest in Underlying Funds that will invest in fixed income securities with a maturity that is between 0 and 30 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by an Underlying Fund’s investment adviser.

The Underlying Funds may utilize options, futures contracts, currency forwards, swaps and options on futures. These investments will typically be made for investment purposes consistent with the Underlying Funds’ investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  The Underlying Funds may also opportunistically reduce equity exposure using futures contracts.  In addition, the Underlying Funds may invest in participatory notes which are instruments that are used to replicate the performance of certain underlying issuers and markets. By investing in derivatives, the Underlying Funds attempt to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.

In selecting Underlying Funds, the Adviser first determines the Fund’s target portfolio allocation within the percentage ranges stated above.  The Adviser then selects individual Underlying Funds within the target portfolio allocation based on various factors, including, among others, past performance and portfolio characteristics (e.g., style, portfolio holdings, credit quality and duration).  The Adviser may sell an Underlying Fund for a variety of reasons, such as to secure gains, limit losses or allocate assets to a different Underlying Fund.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks of the Fund and the Underlying Funds

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

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American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

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Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

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Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of an Underlying Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines.  The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.

•	Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

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Derivatives Risk.  The risks of investments by the Underlying Funds in options, swaps, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

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Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in an Underlying Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

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ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund or the Underlying Funds invest and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations.

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European Securities Risk: Investments in European securities can be expected to be impacted by the political, social and economic environment within Europe.  As such, the performance of an Underlying Fund investing primarily in European securities may be more volatile than the performance of other funds that are more geographically diverse.

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Foreign Securities/Emerging Markets Risk.  Certain of the Underlying Funds may invest in foreign securities, including emerging markets securities, and are subject to risks associated with foreign markets, such as adverse political, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection to the shareholders in foreign markets.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•	Inflation-Indexed Securities Risk. The risk that the Consumer Price Index moves in a manner that is adverse to an Underlying Fund’s positions in Treasury Inflation Protected Securities (“TIPS”).

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Interest Rate Risk.  An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. Interest rates currently are at, or near, historic lows, and may increase, with potentially sudden and unpredictable effects on the markets and the Fund’s investments.

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Investments in Other Investment Companies Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund or the Underlying Funds invest and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

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Liquidity Risk.  Certain securities held by an Underlying Fund may be difficult (or impossible) to sell at the time and at the price the Underlying Fund would like. As a result, the Underlying Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that an Underlying Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

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Municipal Securities Risk. Adverse economic or political factors in the municipal bond market, including changes in the tax law, could impact in a negative manner those Underlying Funds that invest primarily in municipal securities.

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Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, an Underlying Fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the Underlying Fund's income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

•	New Fund Risk: The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

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Non-Investment Grade Securities Risk. Below investment grade debt securities (also known as "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

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Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Higher portfolio turnover also may result in higher taxes when Fund shares are held in a taxable account.

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Prepayment/Extension Risk. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' fixed income securities when interest rates decline, which can shorten the maturity of the security, force an Underlying Fund to invest in securities with lower interest rates, and reduce the Underlying Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

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Private Placement Risk. Certain Underlying Funds may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to an Underlying Fund.

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Rating Agencies Risk.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which an Underlying Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

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REIT and Real Estate Risk.  The value of an Underlying Fund’s investments in real estate investment trusts (“REITs”) may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

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Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies held by an Underlying Fund may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

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U.S. Government Securities Risk. Although U.S. Government securities are generally considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

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Valuation Risk.  The prices provided by an Underlying Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

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Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of an Underlying Fund investing primarily in value-oriented securities may decrease in response to the activities and financial prospects of an individual company.

Performance Information

Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.  Updated performance information is available online at www.brownadvisoryfunds.com or by calling 800-540-6807 (toll free) or 414-203-9064.

Management

Investment Adviser	Portfolio Manager
Brown Advisory LLC	Paul Chew has served as Portfolio Manager since the Fund’s inception in October 2014.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free), 414-203-9064 or through the Internet at www.brownadvisoryfunds.com.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.
Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.